SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[X]    Soliciting Material Under Rule 14a-12

                         THE ADVISORS' INNER CIRCLE FUND
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:


The following is a copy of a letter to shareholders on behalf of Rice Hall James & Associates, the investment adviser of the Rice Hall James Small Cap Portfolio, the Rice Hall James Micro Cap Portfolio, and the Rice Hall James Mid Cap Portfolio.

                                     [LOGO]


Rice Hall James Funds recently contacted you regarding a Special Meeting of Shareholders scheduled for August 8, 2008. The Fund's records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting as scheduled. By voting now you will help the Fund save on the cost of additional mailings and calls to shareholders.

                                 1-866-586-0636

     Your vote is urgently needed!

     Please vote now to be sure your vote is received in time for the August 8, 2008 Special Meeting of Shareholders.



Rice Hall James Funds has made it very easy for you to vote. Choose one of the following methods:

o Speak to a live Proxy Specialist by calling the number above. We can answer any of your questions and record your vote. (open: M-F 9:30am - 9pm, Sat 10am - 6pm ET)

o Log on to the website noted on your proxy card and enter your control number printed on the card, and vote by following the on-screen prompts.

o Call the phone number on the proxy card and enter the control number printed on the card and follow the touchtone prompts.

o    Mail in your signed proxy card in the envelope provided.


                        Voting takes only a few minutes.
                               PLEASE VOTE TODAY.